三河华冠资源技术有限公司
股权转让协议书
Sanhe Sino-Top Resources & Technologies, Ltd.
Equity Transfer Agreement

甲方：银龙资源公司（Silver Dragon Resources Inc.）（转让方）
地址：加拿大安大略省多伦多市斯蒂尔大道西 1121 号
Party A (Transferor): Silver Dragon Resources Inc.
Address: 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2

乙方：北京盛达实业集团股份有限公司（受让方）
地址：北京市丰台区南方庄 158 号
Party B (Transferee): Beijing Shengda Industrial Group Ltd.
Address: No.158 Nanfangzhuang, Fengtai district, Beijing, China

鉴于：
Whereas:

1、依据北京卓信大华资产评估有限公司出具的"卓信大华评报字（2015）第 1102 号"《评估报告》的评估结论，截至评估基准日 2015 年 9 月 30 日，三河华冠资源技术有限公司（以下简称"三河华冠"）的全资子公司内蒙古光大矿业有限责任公司（以下简称"光大矿业"）股东全部权益评估价值为 80,961.41 万元人民币。

1. In accordance with the assessment report No.1102 (2015) issued by Beijing Zhuoxindahua Appraisal Co., Ltd., the assessed value of Inner Mongolia Guangda Mining Ltd. ("Guangda Mining") wholly owned by Sanhe Sino-Top Resources & Technologies Ltd. ("Sino-Top") is RMB 809,614,100 on the base date of assets evaluation, i.e. September 30, 2015.

2、2015 年 12 月 13 日，三河华冠与盛达矿业股份有限公司（以下简称"盛达矿业"）签署了《发行股份购买资产协议》，盛达矿业以发行股份的方式购买三河华冠持有光大矿业 100%的股权（以下简称"本次重组"），光大矿业 100%股权的交易作价为 80,961.40 万元人民币。

2. Shengda Mining Co., Ltd. ("Shengda Mining") has signed an Asset Purchase Agreement with Sino-Top on December 13, 2015, in which Shengda Mining purchases 100 percent of Sino-Top's equity interests in Guangda Mining through issuing shares ("this transaction"). The transaction price of 100% interest in Guangda Mining is RMB 809,614,100.

3、2015 年 12 月 13 日，三河华冠与盛达集团签署了《业绩承诺补偿协议》，三河华冠对光大矿业 3 年业绩承诺期内总净利润 32,031.86 万元人民币（其中：2017 年度 7,444.55 万元人民币、2018 年度 12,317.6 万元人民币、2019 年度 12,269.71 万元）向盛达矿业作出了业绩承诺及相应的补偿安排，如果光大矿业在业绩承诺期实际净利润低于承诺净利润的，三河华冠应当对盛达矿业进行补偿。

3. Sino-Top has signed a Indemnification Agreement on Performance Commitment

with Shengda Mining on December 13, 2015, in which Sino-Top pledged a total net profit RMB320,318,600 of Guangda Mining in three years, among which RMB 74,445,500 for 2017, RMB123,176,000 for 2018, RMB 122,697,100 for 2019. Sino-Top has made a performance commitment and the relevant compensation measure to Shengda Mining. Sino-Top agreed to compensate Shengda Mining for the net profit difference.

4、三河华冠现股权转让方股东于　年　月　日又委托北京卓信大华资产评估有限公司对三河华冠截至评估基准日 2015 年 9 月 30 日的股东全部权益（含光大矿业）进行了评估，出具了"卓信大华评报字（　）第　　号"《评估报告》，三河华冠股东全部权益价值为?万元人民币。

4. The transferors of Sino-Top has entrusted Beijing Zhuoxindahua Appraisal Co., Ltd. on with the assessment of Sino-Top's total assets (including Guangda Mining) on the base date of asset evaluation, i.e. September 30, 2015.

在前述背景条件下，甲乙双方经友好协商，就甲方持有三河华冠的全部股权转让给乙方，达成以下协议：

Under the above condition, two parties unanimously adopted the following resolutions regarding Party A transferring all of its interest in Sino-Top to Party B through amicable negotiation:

第一条　标的股权

Article I. Subject Matter

1.1 本协议标的股权指甲方持有的三河华冠 20%（出资额 555.594 万美元）的股权，以及基于该等股权产生的一切权利和利益。

1.1 The subject matters of this agreement cover 20% interest in Sino-Top (total investment US$5,555,940) owned by Party A and all of the rights and interests arising from this interest.

1.2 甲方同意将 20%标的股权全部转让给乙方，乙方同意受让甲方持有 20%的标的股权。

1.2 Party A agreed to transfer all of its 20% interest to Party B and Party B agreed to purchase Party A's 20% interest in Sino-Top.

第二条　转让价格

II. Transfer Price

2.1 本次股权转让价格以卓信大华评报字（　）第　　号《评估报告》的评估结论为参考依据，综合考虑三河华冠财务和业务状况、发展前景等因素，经甲乙双方协商确定。

2.1 Based on the assessed value in the Assessment Report No. 1102, both parties have taken all these factors such as financial situation, operation and development prospect into consideration and finally confirm the transfer price through mutual consultation.

2.2 甲乙双方共同确定 20%股权转让价格为　?　万元人民币(三河华冠股东全部

权益价值 ? 万×20%)。

2.2 The confirmed transfer price is RMB161,922,820 (total equity value RMB809,614,100 ×20%).

2.3 如果中国证监会对本次重组光大矿业 100%的交易价格 80,961.40 万元人民币在审批中有所调整，则本次股权转让交易价格?万元人民币将按照审批的调整量予以相应调整，调整后的最终交易价格由乙方以书面形式及时通知甲方。调整后的最终交易价格=?万元人民币+（-）证监会调整量×20%。

2.3 Subject to the approval of China Securities Regulatory Commission ("CSRC") on the transfer price of 100 percent of equity interest in Guangda Mining (RMB 809,614,100), the transfer price of this transaction (RMB161,922,820) shall be adjusted accordingly. Party B shall notify Party A of the adjusted transfer price in writing without delay.

Adjusted Transfer Price = Previous Transfer price RMB809,614,100 +(-)Adjustment by CSRC×20%.

第三条 对价支付及股权交割

Article III. Consideration Payment and Delivery of Transferred Equities

3.1 对价支付

3.1 Consideration Payment

本次股权转让价款总共分为五期支付，具体支付时间节点、比例、数额如下：

The transfer price shall be paid by five installments, as follows:

第一期：本协议已签署，在本次重组获得中国证监会核准之日起 15 个工作日内支付总价款的 10%，支付金额？万元人民币。

Down payment: upon the signed agreement, Party B shall pay Party A 10 percent of total transfer price, within 15 working days after receiving the approval from CSRC for this transaction.

第二期：20%标的股权完成交割（工商变更登记）之日起 15 个工作日内支付总价款的 20%，支付金额？万元人民币。

The second installment: Party B shall pay Party A 20 percent of total transfer price, within 15 working days after the delivery of the 20% interests in Sino-Top (registration change).

第三期：光大矿业 2017 年盈利情况专项审核报告出具之日起 15 工作日内支付总价款的 15%，支付金额？万元人民币。

The third installment: Party B shall pay Party A 15 percent of total transfer price, within 15 working days after receiving the earnings report of Guangda Mining for 2017.

第四期：光大矿业 2018 年盈利情况专项审核报告出具之日起 15 工作日内支付总价款的 15%，支付金额？万元人民币。

The fourth installment: Party B shall pay Party A 15 percent of total transfer price, within 15 working days after receiving the earnings report of Guangda Mining for 2018.

第五期：光大矿业 2019 年盈利情况专项审核报告出具之日起 15 个工作日内支付总价款的 40%，支付金额？万元人民币。

The fifth installment: Party B shall pay Party A 40 percent of total transfer price, within 15 working days after receiving the earnings report of Guangda Mining for 2019.

3.2 股权交割

3.2 Delivery of Transferred Equities

乙方向甲方支付本次股权转让第一期价款之日起 15 个工作日内，甲方无条件积极配合乙方将标的股权变更至乙方名下。

Party A shall provide active coordination and assistance to Party B for changing the registration of the 20% interest to the name of Party B within 15 working days after Party B pays the down payment to Party A.

第四条　甲方的业绩补偿义务

Article IV. Party A's Obligation to Performance Indemnification

4.1 如三河华冠依据其与盛达矿业签署的《业绩承诺补偿协议》产生补偿义务，则甲方依据其在本次股权转让前持有三河华冠 20%的股权比例对三河华冠予以相应补偿。

4.1 Once compensation has occurred according to the Indemnification Agreement on Performance Commitment signed by Sino-Top and Shengda Mining, Party A shall compensate Sino-Top accordingly in accordance with the equity ratio it owned before this transaction.

4.2 业绩承诺期（2017 年度、2018 年度、2019 年度）内，每一会计年度结束时，由盛达矿业委托具有证券业务资格的会计师事务所对实际净利润数与同期承诺净利润数的差额情况进行审核并出具专项审核报告。

4.2 Shengda Mining will entrust a certified accounting firm to review the actual net profit and issue a special audit report to calculate the difference between the actual net profit and the committed profit at the end of every fiscal year of commitment period from 2017 to 2019.

甲方的业绩补偿额的计算方式如下：

Calculation of Party A's Compensation:

甲方当期应补偿的金额=（光大矿业当期承诺净利润数一光大矿业当期实际净利润数）×20%。

Party A's compensation= (committed profit –actual net profit)×20%

4.3 在每个业绩补偿期年度内甲方发生补偿义务的，甲方应于当期专项审核报告出具之日后 15 个工作日内，向三河华冠以现金进行补偿。乙方确认：甲方承担的补偿款金额由乙方在当期应支付的股权受让款中直接支付给三河华冠，乙方当期应支付股权受让款扣除补偿款后剩余的部分，由乙方按时支付甲方。

4.3 If the obligation of compensation happens, Party A shall compensate Sino-Top in

the form of cash within 15 working days after issuing date of the special audit report. Party B confirmed that the compensation would be deducted from the current installment. Party B shall pay the compensation directly to Sino-Top and pay the balance to Party A on time.

第五条 协议的生效

Article V Taking Effect of this Agreement

5.1 本协议经甲方法定代表人签字、乙方法定代表人签字加盖公章，各方履行其内部决策程序出具相应文件后由三河华冠董事会报原审批机关批准，在本次重组获得中国证监会核准之日起生效。

5.1 This agreement shall be signed and sealed by the legal representatives of both parties. Both parties shall go through the internal procedures and submit the final decision to Sino-Top for approval of local authorities. This agreement shall enter into force upon receiving the approval of CSRC.

第六条 其他

Article VI Other Matters

6.1 本协议生效后，原甲方委派的董事会成员自动退出三河华冠，其董事空缺由乙方重新委派。

6.1 The board members appointed by Party A shall resign from the board after the agreement coming into force and the vacancy shall be filled and appointed by Party B.

6.2 争议的解决

6.2 Settlement of Disputes

凡因执行本协议所发生的一切争议，双方应通过友好协商解决；如果协商不能解决，应提交中国北京的仲裁机构，根据该机构的仲裁规则进行仲裁。仲裁裁对双方都有约束力。仲裁费用由败诉方负担。

Both parties shall try to resolve any dispute arising from this agreement amicably. If the dispute cannot be resolved through negotiation, any party has the right to refer to the arbitration institution in Beijing for arbitration. The arbitration award shall be binding upon both Parties. All the fees relating to the arbitration shall be borne by the losing Party.

6.3 本协议一式 6 份，甲方执 2 份，乙方执 4 份，具有同等效力。

6.3 This agreement shall be signed in six copies. Party A has two copies and Party B has four copies with the same legal effect.

（以下无正文）

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（本页无正文，系《三河华冠资源技术有限公司股权转让协议书》之签章页）

(This page, without text, is the signature page for *Sanhe Sino-Top Resources & Technologies, Ltd. Equity Transfer Agreement.*)

甲方：
银龙资源公司（Silver Dragon Resources Inc.）
法定代表人或授权代表：
Party A: Silver Dragon Resources Inc.
Legal Representative:

年　月　日
Date:

（本页无正文，系《三河华冠资源技术有限公司股权转让协议书》之签章页）

(This page, without text, is the signature page for *Sanhe Sino-Top Resources & Technologies, Ltd. Equity Transfer Agreement.*)

乙方：

北京盛达实业集团股份有限公司（签章）

法定代表人或授权代表：

Party B: Beijing Shengda Industrial Group Ltd. (Seal)

Legal Representative:

年　月　日

Date: